© 2009-Present Phunware, Inc. - Confidential and Proprietary This Investor Presentation (the “presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Phunware, Inc. (“Phunware” or the "Company") or any of Phunware’s affiliates' securities (as such term is defined under the U.S. federal securities laws). This presentation has been prepared to assist interested parties in making their own evaluation with respect to Phunware and for no other purpose. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or back-testing or any other information contained herein. All levels, multiples, prices and spreads are historical and do not represent current market levels, prices, multiples or spreads, some or all of which may have changed since the issuance of this document. Any data on past performance, modeling or backtesting contained herein is no indication as to future performance. Phunware assumes no obligation to update the information in this presentation. SAFE HARBOR CLAUSE AND FORWARD-LOOKING STATEMENTS This presentation includes forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (SEC), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.

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Industry tailored mobile app experiences Lower IT and human capital costs Rapid, reliable development and launch Integration and cloud flexibility 12 Healthcare Political / Media & Entertainment Smart Spaces (Retail, Hospitality, Corporate Campuses)

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© 2009-Present Phunware, Inc. - Confidential and Proprietary Outsourced Development

© 2009-Present Phunware, Inc. - Confidential and Proprietary Brands with Mobile Application Portfolios INDUSTRY-SPECIFIC APP SOLUTIONS Licensable software with out-of-the box features and use cases for off-the- shelf customers SDK & API PRODUCTS Licensable software development kit and application programming interface products for do- it-yourself customers Brands without Mobile Application Portfolios

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© 2009-Present Phunware, Inc. - Confidential and Proprietary Media & EntertainmentHealthcare Sample Customers by Industry Aviation Smart City, Smart Campus, Smart Workplace Hospitality Retail & Residential

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Phunware, Inc (NASDAQ: PHUN) 855.521.8485 Corporate Headquarters 7800 Shoal Creek Boulevard Suite 230-S Austin, Texas 78757 phunware.com investors.phunware.com